UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 14, 2007

The National Collegiate Student Loan Trust 2007-3

(Exact Name of Registrant as Specified in Charter)

The National Collegiate Funding LLC

(Exact Name of Registrant as Specified in Charter)

DELAWARE	333-141132-03	92-0195957
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Boylston Street, 34th Floor, Boston, MA		02199-8157
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code   (800) 895-4283

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2006 and 2005 and for each of the years in the three-year period ended December 31, 2006, prepared in accordance with U.S. generally accepted  accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. for the fiscal year ended December 31, 2006 (which was filed with the Securities and Exchange Commission (the “Commission”) on March 1, 2007; Commission File Number 1-10777); the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of June 30, 2007 and for the three- and  six-month periods ended June 30, 2007 and 2006 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2007 (which was filed with the Commission on August 9, 2007); the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2007 and for the three-month periods ended March 31, 2007 and 2006 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2007 (which was filed with the Commission on May 10, 2007); and the Current Reports on Form 8-K of Ambac Financial Group, Inc. filed with the Commission on April 25, 2007, July 25, 2007 and August 3, 2007, as they relate to Ambac Assurance Corporation, are hereby incorporated by reference into (i) the Registration Statement on Form S-3 of The National Collegiate Funding LLC (Commission File Number 333-141132) and (ii) the related preliminary prospectus supplement dated September 17, 2007.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm of Ambac Assurance Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2007

THE NATIONAL COLLEGIATE FUNDING LLC, as Depositor for THE NATIONAL COLLEGIATE STUDENT LOAN TRUST 2007-3

	By:	GATE Holdings, Inc., Member

	By:	/s/ John A. Foxgrover
John A. Foxgrover
Vice President